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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                 -----------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant To Section 13 or 15 (D) of the Securities
                              Exchange Act Of 1934

                                DECEMBER 20, 2000


                      GLOBAL TELEPHONE COMMUNICATION, INC.
              (Exact name of Small Business Issuer in Its Charter)


                 NEVADA                                    87-0285729
-------------------------------------------------          ----------
    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                  Identification Number)


SUITE 1800, 10 SOUTH RIVERSIDE PLAZA, CHICAGO, IL            60606
-------------------------------------------------          ----------
(Address of principal executive offices)                   (Zip Code)


                                 1-877-901-4824
                 -----------------------------------------------
                           (Issuer's Telephone Number)


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ITEM 5.  OTHER EVENTS

GLOBAL TELEPHONE COMMUNICATION, INC. announced that effective December 12, 2000, Messrs. Brandenburg, Andresen and Zapton were removed from the Board of Directors of the Company, pursuant to a Consent Stockholders' Resolution that was signed by stockholders who control more than two-thirds of the Company's outstanding stock.



                                   SIGNATURES

             Pursuant to the requirements required of the Securities and Exchange Act of 1934 the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    GLOBAL TELEPHONE
                                                    COMMUNICATION, INC.


DATED:    December 20, 2000                     BY: /s/ Thomas Kennedy
                                                    ----------------------------
                                                    THOMAS KENNEDY
                                                    Secretary